                                                                EXHIBIT 99(A)(2)
                             LETTER OF TRANSMITTAL

                            TO TENDER COMMON SHARES
                                       OF

                             SAMSONITE CORPORATION

                       PURSUANT TO THE OFFER TO PURCHASE
                               DATED MAY 20, 1998

--------------------------------------------------------------------------------

 THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON WEDNESDAY, JUNE 17, 1998, UNLESS THE OFFER IS EXTENDED. TENDERING STOCKHOLDERS HAVE THE RIGHT TO WITHDRAW SHARES TENDERED AT ANY TIME PRIOR TO THE EXPIRATION OF THE OFFER AND THEY MAY WITHDRAW SHARES AFTER JULY 15, 1998 UNLESS ACCEPTED BY THE COMPANY PRIOR TO THAT DATE.

-------------------------------------------------------------------------------

                        The Depositary for the Offer is:

                                BANKBOSTON, N.A.

 By First Class Mail Only:         By Facsimile Transmission         By Registered, Certified &
      Boston EquiServe          For Eligible Institutions Only        Overnight Courier Only:
  Corporate Reorganization              Boston EquiServe                  Boston EquiServe
       P.O. Box 8029               Corporate Reorganization           Corporate Reorganization
   Boston, Massachusetts            (781) 575-2233/2232                   150 Royall Street
         02266-8029                                                  Canton, Massachusetts 02021

                                    By Hand:
                         Securities Transfer & Reporting
                                  Services, Inc.
                          1 Exchange Plaza/55 Broadway
                               New York, NY 10006

                             Confirm by Telephone:
                                 (781) 575-3100

------------------------------------------------------------------------------------------------
                         DESCRIPTION OF SHARES TENDERED
------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
 (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                 SHARES TENDERED
       APPEAR(S) ON SHARE CERTIFICATES)              (ATTACH ADDITIONAL LIST IF NECESSARY)
------------------------------------------------------------------------------------------------
                                                                  TOTAL NUMBER OF     NUMBER OF
                                                  CERTIFICATE   SHARES REPRESENTED      SHARES
                                                   NUMBER(S)*   BY CERTIFICATE(S)*    TENDERED**
------------------------------------------------------------------------------------------------

                                          ------------------------------------------------------

                                          ------------------------------------------------------

                                          ------------------------------------------------------
                                                  Total shares
------------------------------------------------------------------------------------------------
 * Need not be completed by stockholders tendering by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depository are being tendered. See
   Instruction 4.
------------------------------------------------------------------------------------------------
     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION
          OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET
      FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

  THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  This Letter of Transmittal is to be used by stockholders if certificates for Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase filed by Samsonite Corporation, a Delaware corporation (the "Company") with the Securities and Exchange Commission on or about May 20, 1998 (the "Offer to Purchase") pursuant to Rule 13e-4 of the Securities Exchange Act of 1934, as amended) is utilized, if delivery of Shares is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company or the Philadelphia Depository Trust Company (or any other "qualified" registered securities depository to allow for the book entry movement of tendered Shares between depository participants and the Depositary, hereinafter collectively referred to as the "Book-Entry Transfer Facilities") pursuant to the procedures set forth in "THE OFFER--
Section 3" in the Offer to Purchase.

  Stockholders who cannot deliver their Shares and all other documents required hereby to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Shares pursuant to the guaranteed delivery procedure set forth in "THE OFFER--Section 3" in the Offer to Purchase. See Instruction 2. Delivery of documents to one of the Book-Entry Transfer Facilities does not constitute delivery to the Depositary.

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, signatures on Letters of Transmittal must be guaranteed by a firm that is a recognized member of an Eligible Institution (as defined in the Offer to Purchase). Signatures on this Letter of Transmittal need not be guaranteed if (i) this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the Shares) tendered herewith and such holder(s) has not completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on this Letter of Transmittal or (ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

  2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. To tender Shares validly pursuant to the Offer, either
(i) the certificates for such Shares (or confirmation of receipt of such Shares pursuant to the procedures for book-entry transfer set forth below), together with a properly completed and duly executed Letter of Transmittal or photocopy thereof, with any required signatures guaranteed (or, in the case of a book-entry transfer, an Agent's Message (as defined in the Offer to Purchase) in lieu of the Letter of Transmittal) must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal prior to the Expiration Date. If certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

  Stockholders who cannot deliver their Shares and all other required documents to the Depositary prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth in "THE OFFER--
Section 3" in the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company (with any required signature guarantees) must be received by the Depositary on or prior to the Expiration Date, and (c) the certificates for all physically delivered Shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, in each case together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) (or, in the case of a book-entry transfer, an Agent's Message in lieu of the Letter of Transmittal) and any other documents required by this Letter of Transmittal must be received by the Depositary within three Nasdaq National Market trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "THE OFFER--Section 3" in the Offer to Purchase.

  The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile transmission or mail to the Depositary and must include a guarantee by an Eligible Institution in the form set forth in such notice.

  THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING SHARE CERTIFICATES, THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS INCLUDING DELIVERY THROUGH BOOK-ENTRY TRANSFER FACILITIES, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY ISSUED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

  No alternative, conditional or contingent tenders will be accepted. By executing this Letter of Transmittal (or facsimile thereof), the tendering shareholder waives any right to receive any notice of the acceptance for payment of the Shares.

  3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached to this Letter of Transmittal.

  4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

  If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

  If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of certificates.

  If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the Purchase Price is to be made, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), in which case the certificates evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificates. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

  If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

  6. STOCK TRANSFER TAXES. The Company will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the Purchase Price (as defined in the Offer to Purchase) is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See "THE OFFER--Section 5" in the Offer to Purchase. Except as provided in this Instruction 6, it will not be necessary to affix transfer tax stamps to the certificates representing Shares tendered hereby.

  7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the Purchase Price of any Shares tendered hereby is to be issued in the name of, and/or any Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal, or if the check and/or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal or to an address other than that shown above in the box captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such stockholder at the Book-Entry Transfer Facility from which such transfer was made.

  8. BACKUP WITHHOLDING AND SUBSTITUTE IRS FORM W-9 AND IRS FORM W-8. To prevent backup federal income tax withholding equal to 31% of the gross payments made to stockholders for shares purchased pursuant to the Offer, each stockholder who does not otherwise establish an exemption from such withholding must provide the Depositary with the stockholder's correct taxpayer identification number (or certify that such taxpayer is awaiting a taxpayer identification number) and provide certain other information by completing, under penalties of perjury, the Substitute Internal Revenue Service ("IRS") Form W-9 included with this Letter of Transmittal. Certain stockholders (including all corporations and certain foreign individuals) are exempt from backup withholding. In order for a foreign stockholder to qualify as an exempt recipient, that stockholder must submit an IRS Form W-8 signed under penalties of perjury, attesting to that person's exempt status. An IRS Form W-8 can be obtained from the Depositary.

  9. WITHHOLDING FOR FOREIGN STOCKHOLDERS. Even if a foreign stockholder has provided the required certification to avoid backup withholding, the Depositary will withhold federal income taxes equal to 30% of the gross payments attributable to the Company's deemed purchase of the Shares payable to a foreign stockholder or its agent unless the Depositary determines that a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the conduct of a trade or business by such stockholder within the United States. For this purpose, a foreign stockholder is any stockholder that is not (i) a citizen or resident of the United States,
(ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any State or political subdivision thereof, (iii) an estate the income of which is subject to United States federal income taxation regardless of source or (iv) a trust if a United States court is able to exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of such trust. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a foreign stockholder must deliver to the Depositary before the payment a properly completed and executed IRS Form 1001. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a foreign stockholder must deliver to the Depositary before the payment a properly completed and executed IRS Form 4224. The Company and the Depositary will determine a stockholder's status as a foreign stockholder and eligibility for a reduced rate of, or exemption from, withholding by reference to any outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form 1001 or IRS Form 4224) unless facts and circumstances indicate that such reliance thereon is not warranted. A foreign stockholder may be eligible to obtain a refund of all or a portion of any tax withheld (i) to the extent such stockholder's shares are deemed to be sold to the Company if such stockholder meets the "complete termination," "substantially disproportionate" or "not essentially equivalent to a dividend" test described in Section 14 in the Offer to Purchase or (ii) to the extent such stockholder is otherwise able to establish that no tax or a reduced amount of tax is due. Backup withholding will generally not apply to amounts subject to the 30% or a treaty-reduced rate of withholding. Foreign stockholders are urged to consult their tax advisors regarding the application of federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure.

  10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the Information Agent or Dealer Managers at their respective telephone numbers and addresses listed below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal or other tender offer materials may likewise be directed to the Information Agent, and such copies will be furnished promptly at the Company's expense. Stockholders may also contact their local broker, dealer, commercial bank or trust company for documents relating to, or assistance concerning, the Offer.

  11. IRREGULARITIES. All questions as to the Purchase Price, the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of Shares that it determines are not in proper form or the acceptance for payment of which or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Shares or by any particular stockholder, and the Company's interpretation of the terms of the Offer (including these Instructions) will be final and binding on all parties. No tender of Shares will be deemed to be validly made until all defects or irregularities have been cured or waived. None of the Company, the Depositary, the Information Agent or any other person is or will be under any duty to give notice of any defects or irregularities in tenders, and none of them will incur any liability for failure to give any such notice.

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF) TOGETHER WITH SHARE CERTIFICATES, OR CONFIRMATION OF BOOK-ENTRY TRANSFER TOGETHER WITH THIS LETTER OF TRANSMITTAL OR AN AGENT'S MESSAGE, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, PRIOR TO THE EXPIRATION DATE. STOCKHOLDERS ARE ENCOURAGED TO RETURN A COMPLETED SUBSTITUTE IRS FORM W-9 WITH THEIR LETTER OF TRANSMITTAL.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY


 [_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER TO THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution Account No. at

    [_]The Depository Trust Company

    [_]Philadelphia Depository Trust Company

    Transaction Code No.

 [_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE
    OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Shareholder(s)
    Window Ticket Number (if any)
    Date of Execution of Notice of Guaranteed Delivery
    Name of Institution which Guaranteed Delivery
    If delivery is by book entry transfer:

    Name of tendering Institution
    [_] DTC  [_] PHILADEP (check one) Account No.
    Transaction Code No.

  Ladies and Gentlemen:

  The undersigned hereby tenders to Samsonite Corporation, a Delaware corporation (the "Company"), the above-described shares of common stock, $.01 par value per share (the "Common Stock"), and the associated preferred stock purchase rights (the "Rights") (the Common Stock and the Rights, on and after the date of their distribution, are herein referred to as the "Shares"), at a price of $40.00 per share, net to the seller in cash, upon the terms and conditions set forth in the Offer to Purchase dated May 20, 1998, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer").

  Subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer, including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Shares that are being tendered hereby or orders the registration of such Shares delivered by book-entry transfer that are purchased pursuant to the Offer to, or upon order of, the Company and hereby irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to
(a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by any of the Book-Entry Transfer Facilities, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company upon receipt by the Depositary, as the undersigned's agent, of the purchase price with respect to the Shares, (b) present certificates for such Shares for cancellation and transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

  The undersigned hereby represents and warrants to the Company that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by the Company, the Company will acquire good and marketable title and unencumbered ownership thereto, free and clear of all liens, restrictions, charges, security interests, and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

  The undersigned represents and warrants to the Company that the undersigned has read and agrees to all of the terms of the Offer. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

  The undersigned understands that tenders of Shares pursuant to any one of the procedures described in "THE OFFER--Section 3" in the Offer to Purchase and in the instructions hereto will constitute the undersigned's representation and warranty to the Company that (i) the undersigned has a net long position in the Shares being tendered with the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (ii) the tender of such Shares complies with Rule 14e-4. The Company's acceptance for payment for Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

  The names and addresses of the registered holders should be printed, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates and the number of Shares that the undersigned wishes to tender should be indicated in the appropriate boxes on this Letter of Transmittal.

  The undersigned understands that upon the terms and conditions of the Offer, the Company will pay $40.00 per Share (the "Purchase Price") for Shares validly tendered and not withdrawn pursuant to the Offer, taking into account the number of Shares so tendered. The undersigned understands that all Shares validly tendered and not withdrawn will be purchased at the Purchase Price upon the terms and subject to the conditions of the Offer, including its proration provisions, and that the Company will return all other Shares, including Shares not purchased because of proration.

  The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may not be required to accept for payment any of the Shares tendered hereby or may accept for payment fewer than all of the Shares tendered hereby.

  Unless otherwise indicated under "Special Payment Instructions," please issue the check for the Purchase Price of any Shares purchased and/or return any Shares not tendered or accepted for payment in the name(s) of the undersigned (or, in the case of Shares tendered by book-entry transfer, by credit to the account at the applicable Book-Entry Transfer Facility). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the Purchase Price and/or return any Share certificates not tendered or accepted for payment (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the Purchase Price and/or return any Shares not tendered or accepted for payment in the name(s) of, and deliver said check and/or return certificates to, the person or persons so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder thereof or to order the registration or transfer of such Shares tendered by book-entry transfer if the Company does not accept for payment any of such Shares.


  SPECIAL PAYMENT INSTRUCTIONS (SEE        SPECIAL DELIVERY INSTRUCTIONS (SEE
     INSTRUCTIONS 1, 5, 6 AND 7)               INSTRUCTIONS 1, 5, 6 AND 7)


  To be completed ONLY if the check         To be completed ONLY if the check
 for the Purchase Price of Shares          for the Purchase Price of Shares
 purchased or stock certificates           purchased or stock certificates
 for Shares not tendered or not            for Shares not tendered or not
 purchased are to be issued in the         purchased are to be mailed to
 name of someone other than the un-        someone other than the undersigned
 dersigned.                                or to the undersigned at an ad-
                                           dress other than that shown below
                                           the undersigned's signature(s).

 Issue check and/or certificates
 to:

                                           Mail check and/or certificates to:


 Name ______________________________
           (PLEASE PRINT)                  Name_______________________________
 Address ___________________________                 (PLEASE PRINT)
 ___________________________________       Address ___________________________
             (ZIP CODE)                    ___________________________________
 ___________________________________                   (ZIP CODE)
   (TAXPAYER IDENTIFICATION NO. OR
   SOCIAL SECURITY NO.) (COMPLETE
      SUBSTITUTE IRS FORM W-9)

                                   SIGN HERE
                (PLEASE COMPLETE SUBSTITUTE IRS FORM W-9 BELOW)
 X _________________________________________________________________________
                          SIGNATURE(S) OF OWNER(S)
 X _________________________________________________________________________
 Dated ______________________________________________________________ , 1998
 Name(s) ___________________________________________________________________
                               (PLEASE PRINT)
 Capacity (full title) _____________________________________________________
 Address ___________________________________________________________________
                             (INCLUDE ZIP CODE)
 Area Code and Telephone No. _______________________________________________
 Tax Identification or Social Security No. _________________________________

               (COMPLETE SUBSTITUTE IRS FORM W-9 ON REVERSE SIDE)

 (Must be signed by registered holder(s) exactly as name(s) appear on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)
 Name of Firm ______________________________________________________________
 Authorized Signature ______________________________________________________
 Name ______________________________________________________________________
 Address ___________________________________________________________________
 Area Code and Telephone Number ____________________________________________
 Dated ______________________________________________________________ , 1998

                 TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS
                              (SEE INSTRUCTION 8)

                        PAYER'S NAME: BANKBOSTON, N.A.

                        PART 1--PLEASE PROVIDE YOUR    Social Security Number
                        TIN IN THE BOX AT THE RIGHT          or Employer
                        AND CERTIFY BY SIGNING AND      Identification Number
                        DATING BELOW.

 SUBSTITUTE
 FORM W-9
 DEPARTMENT OF                                         ----------------------
 THE TREASURY          --------------------------------------------------------
 INTERNAL               CERTIFICATION.--Under penalties of perjury, I certify
 REVENUE                that:
 SERVICE

                        (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me);


PAYER'S REQUEST         (2) I am not subject to backup withholding because
FOR TAXPAYER            (a) I am exempt from backup withholding, or (b) I
IDENTIFICATION          have not been notified by the Internal Revenue
NUMBER (TIN)            Service ("IRS") that I am subject to backup
                        withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                        CERTIFICATION INSTRUCTIONS--You must cross out item
                        (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

                        SIGNATURE ____________________________ DATE ____, 1998

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

    YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING A TAX IDENTIFICATION NUMBER.


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

 SIGNATURE _______________________________________________   DATE ___________

                    The Information Agent for the Offer is:

                           INNISFREE M&A INCORPORATED
                               501 Madison Avenue
                                   20th Floor
                            New York, New York 10022

                         Call Toll-Free: (888) 750-5834

             Banks and Brokerage Firms Call Collect: (212) 750-5833

                     The Dealer Managers for the Offer are:

GOLDMAN, SACHS & CO.                                         MERRILL LYNCH & CO.